UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2006

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Compensation Committee has approved the standard form of grant agreements for (i) Restricted Stock Awards with time-based vesting, (ii) Restricted Stock Awards with performance-based vesting and (iii) Stock Options, each as issued pursuant to the Company’s 2005 Equity Incentive Plan, attached as Exhibits 10.1, 10.2 and 10.3 hereto.

Item 9.01 Financial Statements and Exhibits.

10.1	Standard form of Restricted Stock Grant Agreement (Time-Based Vesting)

10.2	Standard form of Restricted Stock Grant Agreement (Performance-Based Vesting)

10.3	Standard form of Stock Option Grant Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.

By	/s/ James S. Scully
Name:	James S. Scully
Title:	Executive Vice-President
and Chief Financial Officer

Date: November 29, 2006

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Standard form of Restricted Stock Grant Agreement (Time-Based Vesting)

10.2	Standard form of Restricted Stock Grant Agreement (Performance-Based Vesting)

10.3	Standard form of Option Grant Agreement

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